UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

                        Investment Company Act file number 811-6100

     Seligman Quality Municipal Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 850-1864

Date of fiscal year end:	10/31
Date of reporting period:	10/31/04

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

SELIGMAN
——— o ———
QUALITY
——— o ———
MUNICIPAL
FUND, INC.

Annual Report
October 31, 2004

To the Stockholders	December 10, 2004

     Your annual stockholder report for Seligman Quality Municipal Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Managers, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

     For the fiscal year ended October 31, 2004, the Fund delivered a total return of 5.70% based on net asset value and 5.11% based on market price. The Fund’s annualized distribution rate on October 31, 2004, based on the current monthly dividend and market price, was 5.18% . This is equivalent to a taxable yield of 7.97%, based on the maximum federal income tax rate of 35%. During the year, Preferred Stockholders were paid dividends at annual rates ranging from 0.849% to 1.50% .

     On November 18, 2004, the Fund’s Board of Directors approved a change in the monthly dividend payment on the Fund’s Common Stock, effective December 2004. The new dividend for the Fund will be $0.05 per share, which represents a 7.4% decrease in the amount of the monthly dividend previously paid to stockholders. This change is required due to the narrowing of the spread between the Fund’s net earnings on its investment portfolio and the dividend rates paid on its Preferred Stock.

     We thank you for your continued support of Seligman Quality Municipal Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

Manager	Stockholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	(800) 874-1092	Stockholder Services
100 Park Avenue	100 Park Avenue	(212) 682-7600	Outside the
New York, NY 10017	New York, NY 10017		United States
		(800) 622-4597	24-Hour Automated
General Counsel	Independent Registered		Telephone Access
Sullivan & Cromwell LLP	Public Accounting Firm		Service
Deloitte & Touche LLP

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Q:	What market conditions and events materially affected the Fund’s performance during the fiscal year ended October 31, 2004?

A:	At the start of Seligman Quality Municipal Fund’s fiscal year, the US economy was experiencing a meaningful acceleration in economic activity as a direct result of significant monetary and fiscal stimulus. While the improvement in the pace of growth was encouraging, there was still concern that the number of new jobs being created was insufficient to support the level of consumer spending necessary to sustain the expansion. Long-term municipal yields continued to trend lower until the release of the March and April employment reports, which suggested a significant improvement in the payroll data. The improved prospects for the economy caused long-term municipal yields to move sharply higher. In June, however, the bond market reversed direction in response to the Federal Reserve Board’s decision to raise the federal funds rate for the first time since May 2000, thereby lessening the degree of monetary accommodation. Shortly thereafter, the economy appeared to hit what the Federal Reserve Board characterized as a “soft patch.” Consumer spending eased and job creation failed to maintain levels deemed necessary to support robust economic growth. The revised outlook for the economy helped to temper inflation concerns and fueled a continuation of the bond market rally. As the third calendar quarter of 2004 progressed, steadily rising oil prices and the uncertainty of the approaching presidential election weighed heavily on the markets. Economic reports released during October were decidedly mixed, further complicating growth forecasts.

Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, declined during the month and ended the Fund’s fiscal year 44 basis points lower than at the start of the reporting period.

In the first ten months of 2004, municipal new issue supply fell by 7.8% compared with the same period in 2003. Among individual states, supply varied widely, with issuance concentrated among just a few states. The top five states represented 43%, and the top 10 states almost 60%, of all bonds issued year-to-date. Improving state and local finances have reduced the need for new money issuance and have contributed to the decline in supply. Refunding volume has also contracted from 2002 and 2003 levels. Over the past several years, the attractive interest rate environment has made it advantageous for many municipal issuers to refund their outstanding, higher-cost debt. Interest rate levels for most of this year were not low enough to spur a significant wave of new refundings. Supply this year has been higher than forecasted, but is likely to fall short of last year’s record-breaking total of $384 billion. The reduction in total new issue supply during 2004 has helped to stabilize the municipal bond market during periods of volatility.

The majority of states and municipalities have made significant progress in restoring fiscal balance. Credit rating upgrades have been exceeding downgrades for several quarters, a trend that is expected to continue. Nevertheless, challenges remain, particularly within those states that have failed to adequately address structural imbalances. Medicaid costs are rising at double-digit rates, straining scarce resources and, in some cases, resulting in service cuts. Under-funded pensions are another growing problem given that stock market returns have failed to meet projections over the past several years. Federal mandates, too, have added to state spending requirements.

A TEAM APPROACH
Seligman Quality Municipal Fund, Inc. is managed by the Seligman Municipals Team, headed by Co-Portfolio Manager Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen A. Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Michelle Lowery, and Debra McGuinness.

Interview With Your Portfolio Managers (continued)
Thomas G. Moles and Eileen A. Comerford

Q:	What investment strategies and techniques materially affected the Fund’s performance during the period?

A:	For most of the past 12 months, we had been anticipating a modest increase in municipal yields and a flattening of the yield curve (i.e., a narrowing of the differential between short-term and long-term yields) led by short-term bonds.

Given our interest rate outlook, our objective has been to lessen the negative impact of an expected rise in municipal yields on the Fund’s net asset value. In order to achieve our goal, our investment strategy has been more defensive than has been typical. Specifically, we shortened the duration of the portfolio by selling bonds with maturity dates in excess of 30 years and buying bonds with maturity dates in the 20-year maturity range (in general, the longer the dura- tion of a bond, the more sensitive its price is to changes in interest rates). Additionally, during much of the past year, the yield spread between 20-year and 30-year bonds narrowed, often allowing us to reduce duration while giving up only a modest amount of yield. We also pur- chased premium coupon bonds (i.e., bonds trad- ing above their face value) due to their inherently defensive nature. All bonds purchased for the portfolio were rated “AAA,” the highest credit-quality rating available. The Fund is required to maintain a minimum of 80% of the portfolio in “AAA” rated bonds. Currently, over 90% of the Fund is rated “AAA” with the bal- ance rated investment-grade. It has been our opinion that prevailing yield spreads have not adequately compensated investors for the increased credit risk of lower-quality bonds. Nevertheless, over the past year, lower-quality bonds outperformed higher-quality bonds by a wide margin. At present, the Fund contains a heavy concentration of defensive securities, including pre-refunded and escrowed-to-matu- rity bonds. Pre-refunded and escrowed-to-matu- rity bonds represent the Fund’s largest sector and are secured by escrow accounts comprised of US government securities, making them safe and highly liquid holdings. The Fund has also maintained higher-than-normal positions of municipal money market securities. The wide yield spread between money market securities and long-term bonds resulted in a decline in portfolio investment income.

In summary, our more defensive strategy had a negative impact on Fund investment performance for the reporting period due to a continuation of the decline of long-term municipal bond yields. The Fund underperformed its benchmark, the Lehman Municipal Bond Index, due primarily to the relatively shorter average weighted duration of the Fund in comparison to the Index. All else being equal, in a declining yield environment, funds containing longer duration bonds will outperform funds comprised of shorter duration bonds. Seligman Quality Municipal Fund’s higher percentage of pre-refunded bonds, relative to the Lehman Index, also contributed to the lag in investment results. During the past fiscal year, pre-refunded bonds under-performed the Lehman Index. Lastly, the Fund has never held Tobacco Securitization Bonds due to credit concerns. Over the past 12-months, Tobacco Securitization Bonds boosted returns for the Industrial Development Bond sector of the Lehman Index.

It should be noted that the Lehman Municipal Bond Index is an unmanaged index comprised of a wide range of investment-grade municipal bonds and that its components may differ significantly from that of Seligman Quality Municipal Fund. Further, the Lehman Index does not reflect fees or expenses.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any per-son.There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview and Portfolio Summary

This section of the Annual Report is intended to help you understand the performance of Seligman Quality Municipal Fund Common Stock and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this Annual Report represents past performance and does not guarantee future investment results.The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Investors may obtain total returns current to the most recent month-end by going to www.seligman.com.1 Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The Lehman Municipal Bond Index (the “Lehman Index”) returns do not include the effect of taxes, fees or sales charges. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results For Common Stock

Total Returns*
For Periods Ended October 31, 2004
			Average Annual

	Three	Six	One	Five	Ten
	Months	Months	Year	Years	Years

Market Price	4.22%	5.34%	5.11%	8.98%	8.40%
Net Asset Value	3.55	5.09	5.70	8.19	7.90
Lehman Index**	3.43	4.79	6.03	7.19	7.05

Price Per Share

	Market	Net Asset
	Price	Value

October 31, 2004	$12.51	$14.29
July 31, 2004	12.16	13.98
April 30, 2004	12.20	13.97
January 31, 2004	13.08	14.46
October 31, 2003	12.58	14.29

Dividend and Capital Gain Per Share,
and Yield Information
For Periods Ended October 31, 2004

	Capital Gain††
Dividend				SEC 30-Day
Paid†	Realized	Unrealized		Yield‡

$0.702	$0.062	$1.025	ø	2.95%

Holdings By Market Sector#

Revenue Bonds	72%
General Obligation Bondsøø	28

Holdings By Credit Quality2#

AAA	91%
AA	3
A	1
BBB	5

Weighted Average Maturity	16.8 years

See footnotes on page 5.

Performance Overview and Portfolio Summary (continued)

Annualized Distribution Rate

The annualized distribution rate, based on the current monthly dividend of $0.054 and market price at October 31, 2004, was 5.18%, which is equivalent to a tax-equivalent rate of 7.97% based on the maximum regular federal income tax rate of 35%.The tax-equivalent yield does not reflect any alternative minimum taxes to which an investor may be subject. Beginning December 2004, the monthly dividend will be reduced from $0.054 per share to $0.050 per share.

[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

[2]	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change.

*	Returns for periods of less than one year are not annualized.

**	The Lehman Index is an unmanaged index that is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

†	For the year ended October 31, 2004, Preferred Stockholders were paid dividends at annual rates ranging from 0.849% to 1.50%. Earnings on the Fund’s assets in excess of the preferred dividend requirements constituted income available for dividends to Common Stockholders.

††	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future net realized capital gains.

ø	Represents the per share amount of unrealized appreciation of portfolio securities as of October 31, 2004.

øø	Includes pre-refunded and escrowed-to-maturity securities.

‡	Current yield, representing the annualized yield (after dividends on Preferred Stock) for the 30-day period ended October 31, 2004, has been computed in accordance with SEC regulations and will vary.

#	Percentages based on current market values of long-term holding at October 31, 2004.

Additional Fund Information

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies and Procedures
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

Annual Certifications
As required, the Fund has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR for the year ended October 31, 2004 filed with the Securities and Exchange Commission.

Portfolio of Investments	October 31, 2004

	Face
State#	Amount	Municipal Bonds	Rating†	Value

Alabama — 8.2%	$5,000,000	Jefferson County Sewer Rev. (Capital
		Improvement Warrants), 5.125% due 2/1/2039Ø	Aaa	$5,539,400

Alaska — 3.6%	2,000,000	Alaska Energy Authority Power Rev. (Bradley Lake
		Hydroelectric Project), 6% due 7/1/2021	Aaa	2,420,280

Arizona — 6.6%	4,000,000	Arizona Agricultural Improvement & Power District
		Rev. (Salt River Project), 5% due 12/1/2014	Aaa	4,437,560

California — 23.7%	4,000,000	Foothill/Eastern Transportation Corridor Agency Toll
		Road Rev., 5.75% due 1/15/2040.	Baa3	4,044,280
	1,500,000	Los Angeles Regional Airports Improvement
		Corporation Facilities Rev. (LAXFUEL Corporation),
		5.50% due 1/1/2032*	Aaa	1,548,270
	5,000,000	San Diego Public Facilities Financing Authority
		Sewer Rev., 5% due 5/15/2029	Aaa	5,117,500
	5,000,000	San Francisco City and County Airports Commission
		Rev. (International Airport), 5.80% due 5/1/2021*	Aaa	5,241,050

Colorado — 3.9%	2,500,000	Regional Transportation District Sales Tax Rev.,
		5% due 11/1/2024	Aaa	2,625,725

Florida — 9.3%	2,500,000	Orange County Sales Tax Rev., 5.125% due
		1/1/2023	Aaa	2,658,425
	3,345,000	Orange County Solid Waste Facility Refunding Rev.,
		5% due 10/1/2016	Aaa	3,630,429

Louisiana — 1.1%	645,000	Louisiana Public Facilities Authority Hospital Rev.
		(Southern Baptist Hospitals, Inc. Project),
		8% due 5/15/2012††	AAA‡	771,588

Massachusetts — 4.8%	3,000,000	Commonwealth of Massachusetts Special Obligation
		Dedicated Tax Rev., 5.25% due 1/1/2025	Aaa	3,216,300

Michigan — 3.8%	2,500,000	Harper Creek Community School District GOs,
		5.125% due 5/1/2031	Aa1	2,572,075

Minnesota — 0.8%	500,000	Minneapolis-Saint Paul Metropolitan Airports
		Commission Rev., 5.75% due 1/1/2032	Aaa	556,155

Missouri — 0.9%	575,000	Missouri State Housing Development Commission
		Rev. (Single Family Mortgage), 6.375% due
		9/1/2031*	AAA‡	602,899

New York — 19.5%	3,000,000	Metropolitan Transportation Authority Rev.
		(Commuter Facilities), 6.10% due 7/1/2026Ø	Aaa	3,269,190
	1,010,000	New York City GOs, 6.25% due 4/15/2027	A2	1,100,698
	1,095,000	New York City GOs, 6.25% due 4/15/2027Ø	Aaa	1,217,618
	5,000,000	New York City Municipal Water Finance Authority
		(Water & Sewer System Rev.), 5.75% due
		6/15/2026	Aaa	5,410,150
	2,125,000	New York State Thruway Authority General Rev.,
		6% due 1/1/2025Ø	Aaa	2,182,906

See footnotes on page 8.

Portfolio of Investments (continued)	October 31, 2004

	Face
State#	Amount	Municipal Bonds	Rating†	Value

Ohio — 5.0%	$3,000,000	Hamilton County Sewer System Improvement
		Rev. (The Metropolitan Sewer District of
		Greater Cincinnati), 5% due 12/1/2014	Aaa	$3,345,420

Pennsylvania — 9.3%	1,000,000	Pennsylvania Turnpike Commission Rev.
		(Oil Franchise Tax), 5.25% due 12/1/2023	Aaa	1,082,540
	5,000,000	Philadelphia Airport Rev., 6.10% due 6/15/2025*	Aaa	5,209,700

Puerto Rico — 5.1%	3,000,000	Puerto Rico Electric Power Authority Rev.,
		5.25% due 7/1/2021	Aaa	3,448,950

Texas — 13.0%	3,000,000	Dallas Area Rapid Transit Sales Tax Rev.,
		5% due 12/1/2031	Aaa	3,059,040
	2,000,000	Matagorda County Navigation District No. 1
		Pollution Control Rev. (Central Power and Light
		Co. Project), 6.125% due 5/1/2030*	Aaa	2,137,580
	3,000,000	San Antonio Electric & Gas System Rev.,
		5.65% due 2/1/2019††	AAA‡	3,566,130

Washington — 13.8%	2,000,000	Chelan County Public Utility District No. 1
		(Chelan Hydro Consolidated System Rev.),
		5.25% due 7/1/2033*	Aaa	2,035,440
	2,000,000	Chelan County Public Utility District No. 1
		(Chelan Hydro Consolidated System Rev.),
		5.60% due 1/1/2036*	Aaa	2,118,240
	5,000,000	King County Sewer GOs, 6.125% due 1/1/2033Ø	Aaa	5,137,250

Wisconsin — 0.5%	325,000	Wisconsin Housing & Economic Development
		Authority Housing Rev., 6.85% due 11/1/2012	Aaa	325,647

Total Municipal Bonds (Cost $84,793,676) — 132.9%				89,628,435

		Variable Rate Demand Notes

Florida — 5.3%	3,600,000	Sarasota County Public Hospital Board Rev. (Sarasota
		Memorial Hospital Project) due 7/1/2037	VMIG 1	3,600,000

Illinois — 1.2%	800,000	Illinois Health Facilities Authority Rev. (University
		of Chicago Hospital) due 8/15/2026	VMIG 1	800,000

New York — 1.8%	1,200,000	New York City GOs due 8/15/2018	VMIG 1	1,200,000

Pennsylvania — 0.4%	300,000	Lehigh County General Purpose Authority Rev.
		(Lehigh Valley Hospital) due 7/1/2028	VMIG 1	300,000

Texas — 4.5%	3,000,000	North Central Health Facilities Development
		Corporation Rev. (Presbyterian Healthcare
		System Project) due 12/1/2015	VMIG 1	3,000,000

Wyoming — 1.5%	1,000,000	Lincoln County Pollution Control Rev. (Exxon
		Project) due 7/1/2017*	P-1	1,000,000

Total Variable Rate Demand Notes (Cost $9,900,000) — 14.7%				9,900,000

See footnotes on page 8.

Portfolio of Investments (continued)	October 31, 2004

Value

Total Investments (Cost $94,693,676) — 147.6%	$99,528,435
Other Assets Less Liabilities — 2.2%	1,511,888
Preferred Stock — (49.8)%	(33,600,000)

Net Assets for Common Stock — 100.0%	$67,440,323

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.

†	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA. Ratings have not been audited by Deloitte & Touche LLP.

††	Escrowed-to-maturity security.

Ø	Pre-refunded security.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

Statement of Assets and Liabilities	October 31, 2004

Assets:
Investments, at value:
Long-term holdings (cost $84,793,676)	$89,628,435
Short-term holdings (cost $9,900,000)	9,900,000

Total investments (cost $94,693,676)	99,528,435
Cash	39,543
Interest receivable	1,654,430
Expenses prepaid to stockholder service agent	19,534
Other	14,519

Total Assets	101,256,461

Liabilities:
Management fee payable	55,531
Payable for Common Stock repurchased	26,436
Accrued expenses and other	134,171

Total Liabilities	216,138

Preferred Stock:
Preferred Stock Series TH, $0.01 par value, liquidation preference and asset coverage per share — $50,000 and $150,358 respectively;
Shares authorized, issued and outstanding — 1,000, 672 and 672, respectively	33,600,000

Net Assets for Common Stock	$67,440,323

Composition of Net Assets:
Common Stock, $0.01 par value; Shares authorized — 49,999,000;
issued and outstanding — 4,718,304	$47,183
Additional paid-in capital	62,604,497
Undistributed net investment income	174,923
Accumulated net realized loss	(221,039)
Net unrealized appreciation of investments	4,834,759

Net Assets for Common Stock	$67,440,323

Net Asset Value per share of Common Stock (Market value $12.51)	$14.29

See Notes to Financial Statements.

Statement of Operations	For the Year Ended October 31, 2004

Investment Income:
Interest		$4,703,130

Expenses:
Management fee	$655,274
Preferred stock auction, remarketing and rating agent fees	112,352
Stockholder account and registrar services	95,681
Auditing and legal fees	93,948
Stockholder reports and communications	48,334
Custody and related services	26,872
Exchange listing fees	23,750
Stockholders’ meeting	20,898
Directors’ fees and expenses	13,856
Miscellaneous	10,809

Total Expenses		1,101,774

Net Investment Income		3,601,356	*

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	290,516
Net change in unrealized appreciation of investments	(214,396)

Net Gain on Investments		76,120

Dividends to Preferred Stockholders		(365,676)

Increase in Net Assets from Operations		$3,311,800

* Net investment income available for Common Stock is $3,235,680, which is net of Preferred Stock dividends of $365,676.
See Notes to Financial Statements.

Statements of Changes in Net Assets
	Year Ended October 31,

	2004	2003

Operations:
Net investment income	$3,601,356	$3,626,682
Net realized gain (loss) on investments	290,516	(627,609)
Net change in unrealized appreciation of investments	(214,396)	552,605
Dividends to Preferred Stockholders (per share: $544.16 and $568.81)	(365,676)	(382,240)

Increase in Net Assets from Operations	3,311,800	3,169,438

Distributions to Common Stockholders:
Dividends from net investment income (per share: $0.702 and $0.789)	(3,311,588)	(3,719,413)
Net realized long-term gain on investments (per share: $0.032)	—	(150,868)

Decrease in Net Assets from Distributions to
Common Stockholders	(3,311,588)	(3,870,281)

Capital Share Transactions:
Value of Shares of Common Stock issued in payment of dividends
(28,931 and 37,867 shares)	366,035	484,608
Value of Shares of Common Stock issued in payment of gain
distribution (1,788 shares)	—	22,332
Cost of shares purchased for investment plan
(30,800 and 36,900 shares)	(391,339)	(474,609)

Increase (Decrease) in Net Assets from
Capital Share Transactions	(25,304)	32,331

Decrease in Net Assets	(25,092)	(668,512)

Net Assets for Common Stock:
Beginning of year	67,465,415	68,133,927

End of Year (including undistributed net investment
income of $174,923 and $227,814, respectively)	$67,440,323	$67,465,415

See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies — The financial statements of Seligman Quality Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, int ra-day trading halts, and extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes. Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At October 31, 2004, the interest rates paid on these notes ranged from 1.69% to 1.78% .

d.	Distributions to Stockholders — Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

2. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2004, amounted to $15,976,565 and $15,583,270, respectively.

3. Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

     The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended October 31, 2004, 30,800 shares were purchased in the open market at a cost of $391,339, which represented a weighted average discount of 11.11% from the net asset value of those acquired shares. A total of 28,931 shares were issued to Plan participants during this period for proceeds of $366,035, a weighted average discount of 11.19% from the net asset value of those shares.

4. Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

Notes to Financial Statements

     Dividends on Preferred Shares are cumulative at a rate reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

     In accordance with Emerging Issues Task Force Topic No. D-98, “Classification and Measurement of Redeemable Securities,” the Fund classifies its Preferred Stock outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to Preferred Stockholders are classified as a component of the “increase in net assets from operations” in the statements of operations and of changes in net assets and as a component of the “total from investment operations” in the financial highlights.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

5. Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund’s average daily net assets, which includes the value attributable to the Fund’s Preferred Stock.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $91,267 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

     The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of October 31, 2004, the Fund’s potential obligation under the Guaranties is $20,900. As of Octo-ber 31, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at October 31, 2004, of $12,329 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. Further, the cost of investments also can differ for federal income tax purposes.

     At October 31, 2004, the cost of investments for federal income tax purposes was $94,506,424. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $187,252.

Notes to Financial Statements

     At October 31, 2004, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation
of portfolio securities	$5,103,447
Gross unrealized depreciation
of portfolio securities	(81,436)

Net unrealized appreciation
of portfolio securities	5,022,011
Capital loss carryforward	(221,039)
Undistributed income	—

Total accumulated earnings	$4,800,972

     At October 31, 2004, the Fund had a capital loss carryforward for federal income tax purposes of $221,039, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

     As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. The tax characterization of distributions paid to Preferred and Common Stockholders was as follows:

	Year Ended October 31,

	2004	2003

Tax-exempt income	$3,588,605	$4,101,653
Ordinary income	88,659	—
Long-term capital gain	—	150,868

Total distributions	$3,677,264	$4,252,521

7. Other Matters — The circumstances described below relate to certain regulatory matters affecting certain of the Seligman registered investment companies (“Seligman Funds”). Seligman Quality Municipal Fund was not affected by these circumstances and, accordingly, did not receive any payments from the Manager.

     The Manager has conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman Funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three already had been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

     The Manager has also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

     The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares.

Financial Highlights

     The Fund’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the net asset value at the beginning of a period to the net asset value at the end of a period, so that investors can understand what effect the individual items listed below have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

     “Total investment return” measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares, nor do they reflect taxes investors may incur on distributions or on the sale of Fund shares.

     The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for all years presented, do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended October 31,

	2004	2003	2002 †	2001	2000

Per Share Operating Performance:
Net Asset Value, Beginning
of Year	$14.29	$14.44	$14.40	$13.62	$13.55

Income from Investment Operations:
Net investment income	0.76	0.77	0.95	0.99	1.02
Net realized and unrealized investment
gain (loss) on investments	0.02	(0.02)	0.03	0.79	0.42
Dividends paid from net investment
income to Preferred Stockholders	(0.08)	(0.08)	(0.11)	(0.24)	(0.30)

Total from Investment Operations	0.70	0.67	0.87	1.54	1.14

Less Distributions to Common
Stockholders:
Dividends paid from net investment
income	(0.70)	(0.79)	(0.71)	(0.69)	(0.72)
Dividends in excess of net investment
income	—	—	—	—	(0.06)
Distributions from net realized gain	—	(0.03)	(0.12)	(0.07)	(0.29)

Total Distributions to Common
Stockholders	(0.70)	(0.82)	(0.83)	(0.76)	(1.07)

Net Asset Value, End of Year	$14.29	$14.29	$14.44	$14.40	$13.62

Market Value, End of Year	$12.51	$12.58	$12.57	$12.59	$11.50

See footnotes on page 16.

Financial Highlights (continued)
	Year Ended October 31,

	2004	2003	2002 †	2001	2000

Total Investment Return:
Based upon market value	5.11%	6.69%	6.69%	16.52%	10.29%
Based upon net asset value	5.70%	5.50%	7.16%	12.52%	10.26%
Ratios/Supplemental Data:
Ratio of expenses to average net assetsØ	1.09%	1.10%	1.08%	1.05%	1.05%
Ratio of expenses to average net assets
for Common Stock	1.64%	1.65%	1.62%	1.58%	1.62%
Ratio of net investment income to
average net assetsØ	3.57%	3.57%	4.49%	4.66%	4.98%
Ratio of net investment income to
average net assets for Common Stock	5.36%	5.33%	6.76%	7.03%	7.64%
Portfolio turnover rate	17.25%	15.92%	6.01%	11.72%	11.15%
Net assets for Common Stock,
end of year (000s omitted)	$67,440	$67,465	$68,134	$67,981	$64,272

†	As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial reporting purposes. The effects of this accounting change for the year ended October 31, 2002, were to increase net investment income per share and decrease net realized and unrealized gain per share by $0.01; and to increase the ratios of net investment income to average net assets and to average net assets for Common Stock from 4.42% to 4.49%, and from 6.65% to 6.76%, respectively. The per share operating performance and ratios for periods prior to November 1, 2001, have not been restated.

Ø	Average net assets includes the value of Preferred Stock.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders,
Seligman Quality Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Quality Municipal Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 10, 2004

Dividend Investment Plan

     The Dividend Investment Plan (the “Plan”) is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. (“Seligman Data”), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders, either through open market purchases if the Fund is trading at a discount, or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

     Purchases will be made by the Fund from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If, on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments, and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed, or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder’s account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended October 31, 2004, the Fund purchased 30,800 shares in the open market for dividend investment purposes.

     Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee’s name and

Dividend Investment Plan

held for the account of beneficial owners who are participating in such Plan, by delivering shares on behalf of such holder to such nominee’s account at Depository Trust Company (“DTC”). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

     A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder’s name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

     Seligman Data will maintain all Common Stockholders’ accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

     The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan, as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended October 31, 2004.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Quality Municipal Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (67)[2,3]	Chairman, Chief Executive Officer and Director, KeySpan Corporation (diversified energy, gas
• Director: 2003 to Date	and electric company); Director or Trustee of each of the investment companies of the
• Oversees 60 Portfolios in	Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director or
Fund Complex	Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., The Houston Exploration Company
(oil and gas exploration, development and production companies), Edison Electric Institute,
New York State Energy Research and Development Authority, Independence Community
Bank, Business Council of New York State, Inc., New York City Partnership, and the Long
Island Association (business and civic organizations).

John R. Galvin (75)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee
• Director: 1995 to Date	of each of the investment companies of the Seligman Group of Funds†; and Chairman
• Oversees 61 Portfolios in	Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative
Fund Complex	Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE
Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied
Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)[2,3]	President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment
• Director: 1991 to Date	companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer
• Oversees 61 Portfolios in	Fellowships (summer internships for college students); Trustee, Save the Children (non-profit
Fund Complex	child-assistance organization) and the Committee for Economic Development; a Governor of
the Court of Governors, London School of Economics; and Director, Public Broadcasting
Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and
Director, New York Telephone Company.

Frank A. McPherson (71)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation
• Director: 1995 to Date	(diversified energy and chemical company); Director or Trustee of each of the investment
• Oversees 61 Portfolios in	companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international
Fund Complex	oil corporation), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research
Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation
and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark
Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 23.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John E. Merow (74)[1,3]	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee
• Director: 1991 to Date	of each of the investment companies of the Seligman Group of Funds†; Director, Aleris
• Oversees 61 Portfolios in	International, Inc. (aluminum and zinc recycler and aluminum rolled products); Director
Fund Complex	Emeritus, Municipal Art Society of New York; Executive Committee Member and Secretary, the
U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian
Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the
American Law Institute and Council on Foreign Relations.

Betsy S. Michel (62)[1,3]	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of
• Director: 1991 to Date	Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World
• Oversees 61 Portfolios in	Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees
Fund Complex	of St. George’s School (Newport, RI).

Leroy C. Richie (63)[1,3]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical
• Director: 2000 to Date	standards); Director or Trustee of each of the investment companies of the Seligman Group of
• Oversees 60 Portfolios in	Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation
Fund Complex	(diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp.
Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit
Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive
Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the
• Director: 1991 to Date	investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE
• Oversees 61 Portfolios in	Corporation (life insurance).
Fund Complex

James N. Whitson (69)[1,3]	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
• Director: 1993 to Date	(a diversified holding company); Director or Trustee of each of the investment companies
• Oversees 61 Portfolios in	of the Seligman Group of Funds†; Director, CommScope, Inc. (manufacturer of coaxial cable).
Fund Complex	Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television network).

See footnotes on page 23.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held	Principal Occupation(s) During Past Five Years, Directorships
with Fundø	and Other Information

William C. Morris (66)*	Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or
• Director and Chairman of the	Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman,
Board: 1991 to Date	Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of
• Oversees 61 Portfolios in	ceramic proppants for oil and gas industry); and Director, Seligman Data Corp., and President
Fund Complex	and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-
McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (52)*	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer
• Director: 1993 to Date	and Director or Trustee of each of the investment companies of the Seligman Group of Funds†;
• President and Chief	Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.;
Executive Officer: 2002	Member of the Board of Governors of the Investment Company Institute; and Director, ICI
to Date	Mutual Insurance Company.
• Oversees 61 Portfolios in
Fund Complex

Thomas G. Moles (62)	Director and Managing Director, J. & W. Seligman & Co. Incorporated; Executive Vice
• Executive Vice President:	President and Co-Portfolio Manager, Seligman Select Municipal Fund, Inc. (closed-end
2002 to Date	investment company); Vice President and Co-Portfolio Manager, Seligman Municipal Fund
• Portfolio Manager: 1991 to	Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal
Date	Fund Series; and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly,
President of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

Eileen A. Comerford (46)	Senior Vice President and Investment Officer, J. & W. Seligman & Co. Incorporated; Vice
• Vice President: 1991 to Date	President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal
• Co-Portfolio Manager: 2003	Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal
to Date	Fund Series and Seligman Select Municipal Fund, Inc.

Eleanor T. M. Hoagland (53)	Senior Vice President, Risk Manager, J. & W. Seligman & Co. Incorporated; Chief Compliance
• Chief Compliance Officer	Officer and Vice President of each of the investment companies of the Seligman Group of
and Vice President:	Funds†. Formerly, Managing Director, Partner, and Chief Portfolio Strategist, AMT Capital
July 2004 to Date	Management from 1994 to 2000.

Audrey G. Kuchtyak (44)	Senior Vice President, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Select
• Vice President: 1991 to Date	Municipal Fund, Inc.

See footnotes on page 23.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Thomas G. Rose (46)	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc.,
• Vice President: 2000 to Date	and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman
Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer
of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (48)	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated;
• Vice President: 1992 to Date	Vice President and Treasurer of each of the investment companies of the Seligman Group of
• Treasurer: 2000 to Date	Funds†; and Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President,
Seligman Services, Inc.; and Treasurer, Seligman International, Inc. and Seligman Henderson Co.

Frank J. Nasta (40)	Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co.
• Secretary: 1994 to Date	Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†;
and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International,
Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W.
Seligman & Co. Incorporated; and Corporate Secretary, Seligman Henderson Co.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for a three-year term, or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of investment companies consists of 23 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1	Audit Committee
	2	Director Nominating Committee
	3	Board Operations Committee

Seligman Quality Municipal Fund, Inc.
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864

                                                                                    CESQF2 10/04

ITEM 2. CODE OF ETHICS.
As of October 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003

Audit Fees	$26,177	$24,986
Audit-Related Fees	42,805	41,008
Tax Fees	2,200	2,000
All Other Fees	—	4,506

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of certain agreed-upon procedures with respect to the registrant’s preferred stock. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2004	2003

Audit-Related Fees	$114,980	$154,350
Tax Fees	7,800	7,500
All Other Fees	43,000	—

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) review of certain internal controls of such shareholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and shareholder service agent (such services were no longer permitted to be performed for the shareholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $210,785 and $209,364, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS
	James N. Whitson, Chairman	Betsy S. Michel
	John R. Galvin	Leroy C. Richie
John E. Merow

ITEM 6.	SCHEDULE OF INVESTMENTS
Included in Item 1 above.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable, as registrant does not invest in voting securities.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Total		Total Number of Shares	Maximum Number (or
	Number of	Average	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Price Paid	Part of Publicly	Shares (or Units) that May Yet
	Units)	per Share	Announced Plans or	Be Purchased Under the Plans
Period	Purchased	(or Unit)	Programs (1)	or Programs (1)

5-01-04 to
5-31-04	300	$12.12	300	N/A

6-01-04 to
6-30-04	3,400	$11.89	3,400	N/A

7-01-04 to
7-31-04	2,000	$12.18	2,000	N/A

8-01-04 to
8-31-04	1,700	$12.47	1,700	N/A

9-01-04 to
9-30-04	1,800	$12.50	1,800	N/A

10-01-04 to
10-31-04	2,400	$12.57	2,400	N/A

(1)	As announced on November 22, 1991, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant’s dividend investment plan.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the

Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.
(a) (1)	Code of Ethics for Principal Executive and Principal Financial Officers
(a) (2)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940.
(a) (3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule
30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN QUALITY MUNICIPAL FUND, INC.

By:	/s/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	January 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	January 5, 2005

By:	/s/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	January 5, 2005

SELIGMAN QUALITY MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a) (1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by
Rule 30a-2(b) of the Investment Company Act of 1940.